1
Wells Fargo Utility Symposium
NEW YORK, NY  •  DECEMBER 8, 2010
Joe Rigby
Chairman, President and Chief Executive Officer

Some of the statements contained in today’s presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by the Private Securities Litigation
Reform Act of 1995. These statements include declarations regarding Pepco Holdings’ intents, beliefs and current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,”
“anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause PHI’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond Pepco Holdings’ control and may cause actual results to differ materially from those contained in forward-looking statements: prevailing governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; changes in and compliance with environmental and safety laws and policies; weather conditions;
population growth rates and demographic patterns; general economic conditions, including potential negative impacts resulting from an economic downturn; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices;
changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; rules and regulations imposed by Federal and/or state regulatory commissions, PJM, the
North American Electric Reliability Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that influence PHI’s business and profitability; pace of entry into new markets; volatility in customer demand for electricity and natural gas; interest rate fluctuations and credit and capital market conditions; and effects of geopolitical events, including the threat of domestic terrorism. Any forward-looking statements speak only as to the date of this presentation and Pepco Holdings undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Pepco Holdings to predict all such factors, nor can Pepco
Holdings assess the impact of any such factor on Pepco Holdings’ business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing review of factors should not be construed as exhaustive. Readers are referred to the most recent reports filed with the Securities and
Exchange Commission.
Safe Harbor Statement

PHI
Pepco Holdings, Inc

pepco
A PHI Company

delmarva power
A PHI Company

atlantic city electric
A PHI Company

pepco Energy Services

New Jersey
Maryland
atlantic city electric
pepco
Delaware
Virginia
delmarva power
Virginia

Transmission & Distribution
Energy Services / Other
Our Businesses
PHI Investments
PHI Service Territory
Forecast
Business Mix*
90 - 95%
5 - 10%
* Percentages based on projected operating income for 2011 - 2014
Note: See Safe Harbor Statement at the beginning of today’s presentation.

NJ
16%
MD
26%
DE
13%
DC
21%
FERC
24%

Diversified customer base and more stable employment trends help to minimize recessionary impacts on our service territory

Diverse, Stable Service Territory
Residential 35%
Commercial
47%
Government
11%
Regulatory Diversity,
2009 Rate Base*
Industrial
7%
Customer Diversity,
2009 MWh Sales
* Based on estimated year-end rate base.

PHI
Pepco Holdings Inc

Projected Year-End Rate Base

$10,000
$8,000
$6,000
$4,000
$2,000
$0
Millions
12.4% CAGR (2009-2014)
$7,050
$7,858
2009
2010
2011
2012
2013
2014
Electric Distribution
Gas Distribution
Transmission*

[redacted]

[redacted]

[redacted]

Power Delivery - Rate Base Growth
Total Rate Base
Growth - 80%
Electric Distribution Rate
Base Growth - 49%
Transmission Rate
Base Growth - 185%
$4,765
$8,563
$5,357
$6,123
$3,425
$3,749
$4,087
$4,417
$4,725
$5,115
$218
$226
$237
$243
$249
$252
$1,122
$1,382
$1,799
$2,390
$2,884
$3,196
Note: See Safe Harbor Statement at the beginning of today’s presentation.
* Does not reflect updated phasing of MAPP capital expenditures based on revised 2015 in-service date

Baltimore
Dover
Washington, DC
Burches Hill
Chalk Pt.
Possum Pt.
Georgetown
Indian River
Cambridge
Vienna
Calvert Cliffs
Salisbury
North Anna
MAPP HVAC Power Line
MAPP HVDC Power Line
Nuclear Generation
Fossil Generation
Substation
AC/DC Converter Station

- Analyses show significant violations of reliability criteria in MAAC and EMAAC in 2015, requiring additional transmission capability be put in place
- In October 2010, the PJM Board reaffirmed the need for MAPP with the in-service date revised from June 2014 to June 2015

Pending Regulatory Approvals

- Filed an updated CPCN in Maryland November 12, 2010
- Field reviews with state and federal environmental agencies substantially completed for Southern Maryland portion
- Plan to file for Maryland State environmental permit in the first quarter 2011

Ongoing Work

- Agreements in place for areas of new right of way and converter station locations
- Environmental permitting and engineering design underway
- Review and award of bids from HVDC vendors to be completed in first quarter 2011

Mid-Atlantic Power Pathway (MAPP) -
Project Update
Total Projected Construction Cost: $1.2 billion
Current In-Service Date: June 2015
FERC Approved ROE: 12.8%
Note: See Safe Harbor Statement at the beginning of today’s presentation.
 PJM
 • Construction activities to begin upon receipt of
 environmental permits

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Power Delivery -
Positioned for Growth
• Over $5 billion in planned infrastructure investment over 5 years, with 41% in transmission
• Transmission to grow from 24% of total rate base in 2009 to a projected 37%
 in 2014
• MAPP reaffirmed by PJM, CPCN filing made in Maryland
• Smart grid deployment accelerated, backed by $168 million in stimulus grants
• Revenue growth through continued modest, long-term growth in the number of customers - comparatively strong, resilient economy
• Reasonable regulatory outlook - ongoing rate cases focused on timely cost recovery, decoupling, FERC formula and incentive adders
• Continued improvement in operating performance - safety, customer satisfaction, reliability, cost